Exhibit 10.53

Contract

Party A : KIWA BIO-TECH PRODUCTS GROUP LTD

Party B : UPB INTERNATIONAL SOURCING LIMITED

Whereas Party A entered into Urea Purchase Contract (Contract No.: (SELLER/SHENGKUI051/08/2006/UREA) with Shengkui Technologies, Inc. (“Shengkui”) on July 31, 2006 and Urea Sales Contract (Contract No.: SELLER/KIWA0085/07/2006/UREA) with China HuaYang Roneo Corporation (“Hua Yang”) on July 28, 2006, both parties agreed to enter into this contract in connection with issuance of letter of credit (“L/C”) under such urea trade contracts.

I. According to the Urea Purchase Contract, Party A, as the purchaser, should issue a revolving L/C with $38,500,000 credit line in total for the seller, Shengkui. Party A hereby commissions Party B to issue this L/C to Shengkui on behalf of Party A. Party B agreed to issue such L/C.

II. Party A hereby promises to deliver directly transferable, non-revolving L/C from Hua Yang to Party B as a guarantee; or to endorse Hua Yang’s L/C to Party B; or to dictate Hua Yang to issue or endorse L/C with Party B as beneficiary.

III. Party A also promises, that 2% of the total credit line of L/C issued by Party B will be paid as Party B’s commission, of which 50% will be paid within a month after this contract to be signed, the balance will be paid upon the close of the first shipment. The commission will be paid to Party B’s bank accounts designated by Party B.

IV. As Party B promises, L/C shall be issued according to Party A’s Urea Purchase Contract, which can be accepted by Seller, and shall be effective within the effective period of Urea Purchase Contract. Party B also promises that, within 5 working days after Party B negotiates L/C issued or endorsed by Hua Yang under each shipment, it will remit Party A the price difference between negotiated amount under LC from HUAYANG and the amount paid to Shengkui under LC issued to Shengkui. Party A shall have the right to charge interest at the rate of 1% per day times the number of overdue days.

V. This contract shall become effective upon its execution, and have binding force to both parties.

Party A : KIWA BIO-TECH PRODUCTS GROUP LTD
Signature :
Title :
Date : August 8, 2006

Party B : UPB INTERNATIONAL SOURCING LIMITED
Signature :
Title :
Date: August 8, 2006